                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                                VTEL CORPORATION
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                (Name of Registrant as Specified in its Charter)

                                 NOT APPLICABLE
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                                VTEL CORPORATION
                              108 WILD BASIN ROAD
                                AUSTIN, TX 78746

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 14, 2000

TO THE STOCKHOLDERS:

     You are cordially invited to attend the Annual Meeting of Stockholders of VTEL Corporation (the "Company") to be held at the Company's offices in King of Prussia, Pennsylvania, at 2:00 p.m. EST, on Thursday, December 14, 2000, for the following purposes:

          1. To elect seven directors of the Company to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified.

          2. To ratify the Board of Directors' appointment of Ernst & Young LLP, independent accountants, as the Company's independent auditors for the year ending July 31, 2001.

          3. To transact such other business as may properly be brought before the meeting or any adjournment(s) thereof.

     Holders of record of the Company's Common Stock at the close of business on November 7, 2000 will be entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

     Stockholders who do not expect to attend the meeting are requested to sign and return the enclosed proxy, for which a postage-paid, return envelope is enclosed. The proxy must be signed and returned in order to be counted.

                                            By Order of the Board of Directors,

                                            JAY C. PETERSON
                                            Secretary

Austin, Texas
November 15, 2000

                                VTEL CORPORATION
                              108 WILD BASIN ROAD
                              AUSTIN, TEXAS 78746

                                PROXY STATEMENT
                                      FOR
                      2000 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 14, 2000

                    SOLICITATION AND REVOCABILITY OF PROXIES

     The enclosed form of proxy is solicited by the Board of Directors of VTEL Corporation (the "Company") to be used at the 2000 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Company's offices in King of Prussia, Pennsylvania, at 2:00 p.m. EST, on Thursday, December 14, 2000. This Proxy Statement and the related proxy are to be first sent or given to the stockholders of the Company on approximately November 15, 2000. Any stockholder giving a proxy may revoke it at any time, provided written notice of such revocation is received by the Secretary of the Company before such proxy is voted; otherwise, if received in time, properly completed proxies will be voted at the meeting in accordance with the instructions specified thereon. Stockholders attending the meeting may revoke their proxies and vote in person. Mere attendance at the Annual Meeting will not of itself revoke the proxy.

     The Company's annual report for the year ended July 31, 2000, is being mailed herewith to all stockholders entitled to vote at the Annual Meeting. The annual report does not constitute a part of the proxy soliciting material.

                     VOTING SECURITIES OUTSTANDING; QUORUM

     The record date for the determination of stockholders entitled to notice of and vote at the Annual Meeting was the close of business November 7, 2000 (the "Record Date"). At the close of business on November 7, 2000, there were 24,850,352 shares of Common Stock, $.01 par value (the "Common Stock"), issued and outstanding, each entitled to one vote on all matters properly brought before the Annual Meeting. There are no cumulative voting rights.

     The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote as of the Record Date is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are treated as present at the meeting and are therefore counted to determine a quorum. If a quorum is not present, the stockholders entitled to vote who are present in person or represented by proxy at the Annual Meeting have the power to adjourn the meeting from time to time, without notice other than an adjournment at the meeting, until a quorum is present or represented. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.

     Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to ratify the appointment of independent auditors.

     Abstentions may be specified on all proposals except the election of directors. Abstentions, with respect to any proposal other than the election of directors, will have the same effect as a vote against such proposal. Broker non-votes will have no effect on the outcome of the election of directors or the other proposals. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The Company has only one outstanding class of equity securities, its Common Stock, par value $.01 per share.

     The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock as of October 16, 2000 by (i) each person who is known by the Company to beneficially own more than 5% of the Company's Common Stock, (ii) each of the Company's directors and nominees and Named Executive Officers (as defined in "Executive Compensation" below) and
(iii) all directors and officers as a group.

                                                               SHARES BENEFICIALLY
                                                                   OWNED(1)(2)
                                                              ----------------------
NAME AND ADDRESS OF BENEFICIAL OWNER                            NUMBER       PERCENT
------------------------------------                          ----------     -------
Dimensional Fund Advisors
  1299 Ocean Avenue
  Santa Monica, CA 90401....................................   1,912,188       7.7%
Intel Corporation
  2200 Mission College Blvd
  Santa Clara, CA 95052.....................................   1,632,846       6.6%
Richard N. Snyder...........................................      28,666(3)      *
Stephen L. Von Rump.........................................     417,100(4)    1.7%
F.H. (Dick) Moeller.........................................     394,483(5)    1.6%
Gordon H. Matthews..........................................      30,288(6)      *
T. Gary Trimm...............................................     256,390(7)    1.0%
Kathleen A. Cote............................................      18,638(8)      *
James H. Wells..............................................      22,638(9)      *
Bob R. Swem.................................................     129,600(10)     *
Steven F. Keilen............................................      68,991(11)     *
Rodney S. Bond..............................................     171,421(12)     *
Michael J. Steigerwald......................................      56,765(13)     *
Ly-Huong T. Pham............................................     121,385(14)     *
All directors and officers as a group (15 persons)(3), (4),
  (5), (6), (7), (8), (9), (10), (11), (12), (13), (14).....   1,942,328       7.3%

---------------

  *  Indicates ownership of less than 1% of the Company's Common Stock

 (1) Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below. Amounts shown include shares of Common Stock issuable upon exercise of certain outstanding options within 60 days after October 16, 2000.

 (2) Except for the percentages of certain parties that are based on presently exercisable options which are indicated in the following footnotes to the table, the percentages indicated are based on 24,850,352 shares of Common Stock issued and outstanding on October 16, 2000. In the case of parties holding presently exercisable options, the percentage ownership is calculated on the assumption that the shares presently held or purchasable within the next 60 days underlying such options are outstanding.

 (3) Consists of 17,000 shares held by Mr. Snyder directly and 11,666 shares which Mr. Snyder may acquire upon the exercise of options within 60 days after October 16, 2000.

 (4) Consists of 17,100 shares held by Mr. Von Rump directly and 400,000 shares (196,460 of which are subject to repurchase at December 14, 2000 by VTEL at the optionee's exercise prices pursuant to the option agreements) which Mr. Von Rump may acquire upon the exercise of options within 60 days after October 16, 2000.

 (5) Consists of 168,010 shares held by Mr. Moeller directly and 226,473 shares (15,626 of which are subject to repurchase at December 14, 2000 by VTEL at the optionee's exercise prices pursuant to the option agreements) which Mr. Moeller may acquire upon the exercise of options within 60 days after October 16, 2000.

 (6) Consists of 11,594 shares held by Mr. Matthews directly and 18,694 shares which Mr. Matthews may acquire upon the exercise of options within 60 days after October 16, 2000.

 (7) Consists of 12,307 shares held by Mr. Trimm directly and 244,083 shares which Mr. Trimm may acquire upon the exercise of options within 60 days after October 16, 2000.

 (8) Consists of 11,000 shares held by Ms. Cote directly and 7,638 shares which Ms. Cote may acquire upon the exercise of options within 60 days after October 16, 2000.

 (9) Consists of 15,000 shares held by Mr. Wells directly and 7,638 shares which Mr. Wells may acquire upon the exercise of options within 60 days after October 16, 2000.

(10) Consists of 12,100 shares held by Mr. Swem directly and 117,500 shares (21,852 of which are subject to repurchase at December 14, 2000 by VTEL at the optionee's exercise prices pursuant to the option agreements) which Mr. Swem may acquire upon the exercise of options within 60 days after October 16, 2000.

(11) Consists of 11,284 shares held by Mr. Keilen directly and 57,707 shares (none of which are subject to repurchase at December 14, 2000 by VTEL at the optionee's exercise prices pursuant to the option agreements) which Mr. Keilen may acquire upon the exercise of options within 60 days after October 16, 2000. Effective September 2000 Mr. Keilen was no longer employed with the Company.

(12) Consists of 36,838 shares held by Mr. Bond directly and 134,583 shares (35,795 of which are subject to repurchase at December 14, 2000 by VTEL at the optionee's exercise prices pursuant to the option agreements) which Mr. Bond may acquire upon the exercise of options within 60 days after October 16, 2000.

(13) Consists of 13,928 shares held by Mr. Steigerwald directly and 42,837 shares (none of which are subject to repurchase at December 14, 2000 by VTEL at the optionee's exercise prices pursuant to the option agreements) which Mr. Steigerwald may acquire upon the exercise of options within 60 days after October 16, 2000. Effective November 2000, Mr. Steigerwald will no longer be employed by the Company.

(14) Consists of 11,385 shares held by Ms. Pham directly and 110,000 shares (none of which are subject to repurchase at December 14, 2000 by VTEL at the optionee's exercise prices pursuant to the option agreements) which Ms. Pham may acquire upon the exercise of options within 60 days after October 16, 2000. Effective June 2000, Ms. Pham was no longer employed by the Company.

(15) Includes an aggregate of 21,802 shares held directly or indirectly and by Stephen L. Cox, Dennis M. Egan and Jay C. Peterson, collectively, and 204,161 shares (65,759 of which are subject to repurchase at December 14, 2000 by VTEL at the optionees' exercise prices pursuant to the option agreements) which such persons, collectively, may acquire upon the exercise of options within 60 days after October 16, 2000. All options held by the Chief Executive Officer and the Named Executive Officers were granted under the VTEL Corporation 1989 Stock Option Plan (the "1989 Plan") or the VTEL Corporation 1996 Stock Option Plan (the "1996 Plan, and together with the 1989 Plan, the "Company's Stock Option Plans"). Pursuant to the Company's Stock Option Plans, all options granted thereunder are immediately exercisable, however, shares issued upon exercise are subject to repurchase by VTEL, at the exercise price, to the extent of the number of shares that have not vested in the event that the optionees' employment terminates prior to all such optionees' options becoming vested.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock ("10% Stockholders"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Based solely upon information provided to the Company by individual officers, directors and 10% Stockholders, the Company believes that all of these filing requirements were satisfied by the Company's officers, directors and 10% Stockholders.

                             ELECTION OF DIRECTORS
                                    (ITEM 1)

     The Board of Directors has nominated for directors the seven individuals named below to be elected at the Annual Meeting to hold office until the next annual meeting of stockholders, or until their respective successors shall have been duly elected and shall have qualified. All of the nominees are currently directors of the Company. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy. A plurality of the votes cast in person or by proxy by the holders of Common Stock is required to elect a director.

                                                                       PRESENT
                                                                   OFFICE(S) HELD       DIRECTOR
NOMINEE                                                   AGE      IN THE COMPANY        SINCE
-------                                                   ---      --------------       --------
Richard N. Snyder.......................................  56    Chairman of the Board     1997
Stephen L. Von Rump.....................................  42    President                 1999
F. H. (Dick) Moeller....................................  55    None                      1989
Gordon H. Matthews......................................  64    None                      1994
T. Gary Trimm...........................................  53    None                      1997
Kathleen A. Cote........................................  51    None                      1999
James H. Wells..........................................  53    None                      1999

     The following information regarding the principal occupations and other employment of the nominees during the past five years and their directorships in certain companies is as reported by the respective nominees:

     RICHARD N. SNYDER, age 56, has served as a director of the Company since December 1997 and was elected Chairman of the Board in March, 2000. Since September 1997, Mr. Snyder has served as founder and Chief Executive Officer of Corum Cove Consulting, LLC, a consulting firm specializing in providing strategic guidance to high technology businesses. From 1996 until 1997, Mr. Snyder was the Senior Vice President of World Wide Sales, Marketing, Service and Support of Compaq Computer Corp., a worldwide computer company. From 1995 until 1996, Mr. Snyder was the Senior Vice President and General Manager of Dell Americas, a computer manufacturer and marketer, and from 1993 until 1995, Mr. Snyder was the Group General Manager, DeskJet Printer Group for Hewlett Packard Company ("Hewlett"), a designer, manufacturer and servicer of electronic products and systems. Prior to 1993, Mr. Snyder served as General Manager of the Vancouver Division of Hewlett. He also serves as a director of Symmetricon, Inc., based in San Jose, California.

     STEPHEN L. VON RUMP, age 42, joined the Company as Chief Marketing Officer in October 1998 and became President and director in July 1999. Mr. Von Rump became Chief Executive Officer in January 2000. From January 1985 until October 1998, Mr. Von Rump held various management positions at MCI Corporation. From May 1995 until October 1998, Mr. Von Rump served as Vice President of Enterprise Services, responsible for MCI's highly successful data and Internet services. From December 1981 until January 1985, Mr. Von Rump was a member of the Technical Staff at AT&T Bell Laboratories.

     F.H. (DICK) MOELLER, age 55, joined the Company as Chief Executive Officer, President and director in October 1989 and became the Chairman of the Board in March 1992. In March, 2000, Mr. Moeller resigned as Chairman of the Board, and in September 1998, Mr. Moeller resigned from the position of President and

Chief Executive Officer. In October 1998, Mr. Moeller was named General Partner of SSM Venture Partners, a venture capital investment firm. From May 1982 to October 1989, Mr. Moeller served as the founder and President of ProfitMaster Computer Systems, Inc., a computer software firm specializing in real-time financial management systems for retail point-of-sale applications. Prior to founding such firm, Mr. Moeller spent 12 years with Texas Instruments Incorporated during which he held a variety of management positions, most recently serving as Advanced Systems Manager of its Computer Systems Division.

     GORDON H. MATTHEWS, age 64, has served as a director of the Company since October 1994. [Since May 1996, Mr. Matthews has been the Chairman of Matthews Communications Management, Inc., a provider of telephone control systems for residences and small businesses, and Chairman and President of Matthews Communication Systems, Inc., a consulting firm providing assistance to corporations on intellectual property processes.] From May 1996 to June of 1998 he also served as Chief Executive Officer of Matthews Communications Management, Inc. In November 2000 Mr. Matthews was appointed the Intellectual Property Officer of Tanisys Technology, Inc. of which he also serves as a director. Mr. Matthews' pre-1992 experience includes founding and managing a number of companies in the telecommunications industry. Mr. Matthews is a named inventor in over 33 U.S. patents, including the U.S. Pioneer Patent #4,371,752 for voice mail. Mr. Matthews is the acknowledged inventor of voicemail.

     T. GARY TRIMM, age 53, has served as a director of the Company since May 1997. Since May 1997, he has been an officer and director of Strategic Management Inc. and Millenium Technologies, where he is engaged in consulting and investment activities in telecommunications and other industries. Previously he was President, Chief Executive Officer and a member of the Board of Directors of Compression Labs, Incorporated ("CLI") from February 1996 to May 1997 and CLI's Principal Financial Officer from April 1996 to May 1997. From February 1994 to February 1995, he was President of the North American Division of Scientific-Atlanta, Inc. ("S-A"), which supplies advanced analog and digital video systems to the cable and telephone industry. From January 1990 to March 1994, he held the position of President of the Subscriber Systems Division at S-A, where he had general management responsibility for S-A's analog and digital settop.

     KATHLEEN A. COTE, age 51, has served as a director of the Company since December 1999. In January of 1998, Ms. Cote founded Seagrass Partners, a consulting firm specializing in providing business, operational and technical support for internet start-up companies. She currently serves as its President. From November 1996 to January 1998, Ms. Cote served as Chief Executive Officer of ComputerVision Corporation, a hardware, software and consulting business. From November 1986 to November 1996, she held various senior management positions with ComputerVision Corporation. In January 1998, ComputerVision Corporation was acquired by Parametric Technology Corporation. Ms. Cote is also a director of WorldPort Communications, Inc., based in Lincolnshire, Illinois.

     JAMES H. WELLS, age 53, has served as a director of the Company since December 1999. He currently consults with early stage internet start-ups. Mr. Wells was the Senior Vice President of Marketing and Business Development of Dazel, a Hewlett Packard enterprise software company, from January 1999 through February 2000. From April 1995 to March 1998, Mr. Wells served as Vice President of Sales and was a founding officer in the internet streaming company, RealNetworks, Inc. He was the group manager of Apple Computer's enterprise marketing from January 1990 to January 1994. Prior to 1994, Mr. Wells held senior management positions in several high technology companies and start-ups.

     None of the nominees is related to any other nominee or to any executive officer or director of the Company by blood, marriage or adoption (except relationships, if any, more remote than first cousin).

     THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" EACH OF THE SEVEN NOMINEES.

                       BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors held 5 regularly scheduled meetings during the fiscal year ended July 31, 2000. In addition, the Board of Directors acted 4 times by unanimous consent during the fiscal year ended July 31, 2000.

     The Board of Directors uses working committees with functional responsibility in the more complex recurring areas where disinterested oversight is required. Working committees of the Board of Directors include the Audit Committee, the Compensation Committee, the Nominating Committee and the Executive Committee.

     The Audit Committee is the communication link between the Board of Directors and the Company's independent auditors. In addition to recommending the appointment of the independent auditors to the Board of Directors, the Audit Committee reviews the scope of the audit, the accounting policies and reporting practices, internal auditing and internal control, compliance with the Company's policies regarding business conduct and other matters as deemed appropriate. The Audit Committee held 4 meetings in fiscal 2000 with the independent auditors and management. The Audit Committee currently is composed of Ms. Cote (Chairman), and Mr. Trimm and Mr. Snyder.

     The Compensation Committee is responsible for approving the compensation arrangements of senior management and recommending approval by the Board of Directors of amendments to the Company's benefit plans. At 4 regularly scheduled meetings during the fiscal year ended July 31, 2000, the Compensation Committee approved stock option awards pursuant to the Company's Plans. In addition, the Compensation Committee acted 13 times by unanimous consent during the fiscal year ended July 31, 2000. The Compensation Committee currently is composed of Messrs. Trimm (Chairman), Matthews and Wells.

     The Nominating Committee is responsible for continuing studies of the size and composition of the Board of Directors and for proposing nominees to the Board. At 1 meeting during the fiscal year ended July 31, 2000, the Nominating Committee reviewed information regarding proposed nominees to the Board of Directors. The Nominating Committee will consider nominees properly recommended by security holders. In order to make a nomination, the Company's Bylaws generally require that advance notice of such nomination be provided to the Company at least 60 days and not more than 90 days prior to the first anniversary of the preceding year's annual stockholders' meeting, together with additional information regarding the nominee and the stockholder making such nominations as called for by the Company's Bylaws. The Nominating Committee currently is composed of Messrs. Moeller (Chairman), Von Rump and Ms. Cote.

     During the fiscal year ended July 31, 2000, with the exception of 3 directors who missed 1 regular meeting each, all directors attended 100% of the total number of meetings of the Board and the committees on which that director served.

DIRECTOR COMPENSATION

     During fiscal 2000, each nonemployee director was paid a retainer of $3,000 for each quarter. Additionally, each nonemployee director was paid $1,000 for the regularly scheduled and special meetings of the Board of Directors of the Company attended by such director and $250 for participation in each telephonic meeting not considered an official Board of Directors meeting. Accordingly, total director fees earned in fiscal 2000 were $92,750.

     All nonemployee directors participate in the Company's 1992 Director Plan. Nonemployee directors elected after December 15, 1999 receive stock options to purchase 25,000 shares of the Company's Common Stock, having an exercise price equal to the market price of the Company's Common Stock on the date of such grant. In addition, nonemployee directors will receive options to purchase 12,500 shares of the Company's Common Stock with the same terms, at the time that such eligible director's prior options granted under the 1992 Director Plan become fully exercisable and vested. All such options shall vest in equal amounts monthly over a three-year period but shall cease vesting at the time such director ceases to be a director of the Company.

     The compensation of employee directors of the Company is discussed at "Executive Compensation" below.

REPORT FROM THE COMPENSATION COMMITTEE REGARDING EXECUTIVE COMPENSATION

     As members of the Compensation Committee, it is our duty to administer the executive compensation program for the Company. The Compensation Committee is responsible for establishing appropriate compensation goals for the executive officers of the Company and evaluating the performance of such executive officers in meeting such goals. The elements of the executive compensation program described below are implemented and periodically reviewed and adjusted by the Compensation Committee.

     The goals of the Compensation Committee in establishing the Company's executive compensation program are as follows:

          (1) To fairly compensate the executive officers of the Company for their contributions to the Company's short-term and long-term performance. The elements of the Company's executive compensation program are (a) annual base salaries, (b) quarterly performance bonuses, (c) long-term incentives and (d) equity incentives.

          (2) To allow the Company to attract, motivate and retain the management personnel necessary to the Company's success by providing an executive compensation program comparable to that offered by companies with which the Company competes for such management personnel.

          (3) To provide an executive compensation program with incentives linked to the financial performance of the Company, and thereby enhance stockholder value. Under such a program, incentive compensation for executive officers is linked to the financial performance of the Company as measured by earnings per share and revenue.

     Base Salaries. The annual base salaries of the Chief Executive Officer and the other executive officers of the Company are determined based on individual performance, experience and a comparison with salary ranges and midpoints reflecting similar positions, duties and levels of responsibility at the Company's Peer Group and other companies in similar industries and with comparable revenues. The Company's Peer Group is identified under the heading "Comparative Total Returns" below and the comparisons to companies in similar industries with comparable revenues are based on reports published by Radford Associates, a provider of national compensation surveys.

     Quarterly Bonus. The quarterly bonuses available to the executive officers of the Company are based upon the achievement of certain earnings per share and revenue goals for the Company set by the Compensation Committee prior to the beginning of such measurement period.

     The Company did not achieve its quarterly targets during fiscal 2000. Thus, no bonuses related to fiscal 2000 were paid to the executive officers.

     Long-Term Value Creation Incentives. Upon completion of the merger between the Company and CLI in 1997 (the "Merger"), the Board of Directors established a Long-Term Value Creation Incentive Plan ("VCIP") to focus on the synergies and opportunities created by the Merger. The VCIP allows selected individual employees to share directly in any incremental earnings resulting from the Merger. Accordingly, VCIP performance minimum thresholds were established based on the performance that the two companies could have achieved independently. The VCIP bonus pool is based on earnings performance above the minimum earnings per share threshold. Any incremental performance above the threshold results in the allocation of a portion of the earnings to the VCIP pool. Awards to the individuals are based on the performance achieved during the two-year period occurring following the completion of the Merger. Each employee participating in the VCIP program is granted shares of the VCIP pool based upon the pre-determined percentage of the VCIP pool allocated to each individual. The individual percentage of the total pool remains constant as incrementally higher performances are obtained. The number of shares granted to each participant is based on management's and the Board's judgment of the individual's potential ability to influence the success of the Merger and the profitability of the combined Company.

     The Company did not meet the VCIP performance minimum threshold during fiscal 1999 or 2000. Thus there was no funding of the VCIP pool for the fiscal years 1999 or 2000.

     Equity Incentives. Equity incentives other than those described above, including grants of stock options and restricted stock, are determined based on the Compensation Committee's assessment of the ability of such officers to positively impact the Company's future performance and enhance stockholder value as determined by their individual performances. Stock option grants and other equity incentives are not awarded annually, but rather as warranted by individual performance and experience. Option awards generally vest over a 48-month period. The amount and vesting of stock options generally are not contingent on achievement of any performance targets.

     In fiscal 2000, options covering a total of 362,500 shares of Common Stock at a weighted average exercise price of $4.70 were granted to executives. Of these options, 115,000 were performance-based and 247,500 were granted for the purpose of retaining key executives. See "Executive Compensation -- Stock Option Grants During Fiscal 2000."

     Equity and cash incentives are not limited to executive officers. Grants of stock options are made to all employees upon joining the Company in amounts determined by the Compensation Committee and are also made to selected employees as performance related awards and as awards for certain job promotions. The amounts of such grants are determined based on the individual employee's position with the Company and his or her potential ability to beneficially impact the performance of the Company. By giving all employees a stake in the financial performance of the Company, the Compensation Committee's goal is to provide incentives to all employees of the Company to enhance the financial performance of the Company and, thus, stockholder value.

     Omnibus Budget Reconciliation Act of 1993. The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code ("Section 162(m)"). With certain exceptions, beginning with the taxable year commencing January 1, 1994, Section 162(m) will prevent publicly held corporations, including the Company, from taking a tax deduction for compensation in excess of $1 million paid to the Chief Executive Officer and the four other persons named in the Summary Compensation Table in the Proxy Statement. Section 162(m) will not apply to limit the deductibility of performance-based compensation exceeding $1 million if paid (i) solely upon attainment of one or more performance goals, (ii) pursuant to a performance-based compensation plan adopted by the Compensation Committee, and
(iii) the terms of the plan are approved by the stockholders before payment of the compensation.

     The Compensation Committee has reviewed the Company's compensation plans with regard to the deduction limitation contained in Section 162(m). The Compensation Committee believes that option grants under the Company's stock option plans meet the requirements for deductible compensation. The Compensation Committee has decided for the present not to alter the Company's other compensation plans to meet the deductibility requirements of the regulations promulgated under the Internal Revenue Code. The Compensation Committee will continue to review the issue and its determination under the regulations under
Section 162(m) and monitor whether the Company's compensation plans should be amended in the future to meet the deductibility requirements. The Compensation Committee does not anticipate that Section 162(m) will limit the deductibility of any compensation paid in fiscal year 2000. No executive officers of the Company were affected by such provision in fiscal year 2000.

                             COMPENSATION COMMITTEE

                               Gordon H. Matthews
                                 T. Gary Trimm
                                 James H. Wells

                             EXECUTIVE COMPENSATION

     The following table summarizes certain information regarding compensation paid or accrued during each of the Company's last three fiscal years to the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM COMPENSATION
                                                                                            AWARDS(1)
                                             ANNUAL COMPENSATION                    -------------------------
                                           -----------------------                  RESTRICTED    SECURITIES
                                 PERIOD                 BONUS AND    OTHER ANNUAL     STOCK       UNDERLYING     ALL OTHER
                                  ENDED                COMMISSIONS   COMPENSATION     AWARDS     OPTIONS/SARS   COMPENSATION
NAME AND PRINCIPAL POSITION      JULY 31   SALARY($)       ($)          ($)(1)         ($)           (#)           ($)(2)
---------------------------      -------   ---------   -----------   ------------   ----------   ------------   ------------
Stephen L. Von Rump............   2000     $272,500      $   -0-       $    -0-      $   -0-       150,000         $1,320
  Chief Executive Officer and     1999     $175,360      $82,562(3)    $ 53,800(4)   $   287(5)    250,000         $1,032
  President                       1998          N/A          N/A            N/A          N/A           N/A            N/A
Ly-Huong T. Pham...............   2000     $181,280      $   -0-       $    -0-      $   -0-           -0-         $  760
  Former Chief Technology         1999     $192,500      $83,779       $    -0-      $30,287(7)     35,000         $1,156
  Officer and Vice President,     1998     $141,250      $83,388       $    -0-          N/A        75,000         $  706
  Engineering(6)
Steven F. Keilen...............   2000     $210,000      $   -0-       $    -0-      $   -0-        45,000         $  900
  Former Chief Marketing          1999     $183,125      $25,125       $106,300(8)   $   287(5)        -0-         $1,025
  Officer and Vice President,     1998          N/A      $50,000(3)         N/A          N/A        70,000            N/A
  Sales and Marketing(6)
Rodney S. Bond.................   2000     $191,250      $   -0-       $    -0-      $   -0-        27,500         $2,207
  Former Chief Financial          1999     $180,833      $25,656       $    -0-      $   287(5)     30,967         $2,749
  Officer, Secretary and          1998     $157,833          -0-       $    -0-          N/A        50,000         $1,315
  Vice President, Finance(6)
Michael J. Steigerwald.........   2000     $181,050      $   -0-       $    -0-      $   -0-        30,000         $  851
  Former Vice President,          1999     $169,992      $24,062       $    -0-      $   287(5)      2,841         $  960
  Global Services(6)              1998     $ 25,113      $   -0-       $    -0-          N/A        50,000         $  107
Bob R Swem.....................   2000     $167,300      $   -0-       $    -0-      $   -0-        27,500         $2,673
  Vice President, Operations      1999     $157,833      $22,925       $    -0-      $   287(5)     24,048         $4,005
                                  1998     $146,125      $   -0-       $    -0-          N/A         5,000         $2,439

---------------

(1) Includes perquisites and other personal benefits if value is greater than the lesser of $50,000 or 10% of reported salary and bonus.

(2) Represents the dollar value of any insurance premiums paid by the Company during the covered fiscal year with respect to term life insurance and long term disability insurance for the benefit of the Chief Executive Officer or Named Executive Officer.

(3) Consists of $50,000 paid to Mr. Keilen and Mr. Von Rump upon their initial acceptance of employment with the Company and $25,125 and $32,562.50 respectively for the fourth quarter executive bonuses.

(4) Consists of temporary living expenses allowance paid to Mr. Von Rump.

(5) Consists of 100 shares of restricted stock issued to the executive. The restriction on the shares will lapse upon completion of one year of employment with the Company from the date of grant.

(6) Ms. Pham was no longer employed with the Company effective June 2000. Mr. Keilen was no longer employed with the Company effective September 2000. Effective September 2000, Mr. Bond resigned from his executive office with the Company. Effective November 2000, Mr. Steigerwald will no longer be employed with the Company.

(7) Consists of 10,000 shares of restricted stock issued to Ms. Pham. The restriction on the shares will lapse upon four years of employment with the Company from the date of grant. Ms. Pham forfeited the shares upon her resignation from the Company in June 2000.

(8) Consists of relocation expenses paid by the Company.

STOCK OPTION GRANTS DURING FISCAL 2000

     The following table sets forth information with respect to grants of stock options to purchase Common Stock pursuant to the Company's Plans to the Chief Executive Officer and the Named Executive Officers reflected in the Summary Compensation Table above. No stock appreciation rights (SARs) were granted during fiscal 2000 and none were outstanding as of July 31, 2000.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                             INDIVIDUAL GRANTS
                           ------------------------------------------------------
                            NUMBER OF      % OF TOTAL                                POTENTIAL REALIZABLE VALUE OF ASSUMED
                            SECURITIES    OPTIONS/SARS                                    ANNUAL RATES OF STOCK PRICE
                            UNDERLYING     GRANTED TO    EXERCISE OR                    APPRECIATION FOR OPTION TERM(1)
                           OPTIONS/SARS   EMPLOYEES IN   BASE PRICE    EXPIRATION   ---------------------------------------
NAME                       GRANTED (#)    FISCAL YEAR      ($/SH)         DATE       0% ($)       5% ($)         10% ($)
----                       ------------   ------------   -----------   ----------   --------   ------------   -------------
Steven L. Von Rump.......     150,000         10.45         4.703       02/08/10       -0-         443,654       1,124,306
Ly-Huong T. Pham.........         -0-           N/A           N/A            N/A       N/A             N/A             N/A
Steven F. Keilen.........      45,000          3.13         4.703       02/08/10       -0-         133,096         337,292
Rodney S. Bond...........      27,500          1.92         4.703       02/08/10       -0-          81,337         206,123
Michael J. Steigerwald...      30,000          2.09         4.703       02/08/10       -0-          88,731         224,861
Bob R. Swem..............      27,500          1.92         4.703       02/08/10       -0-          81,337         206,123
All employee options.....   1,435,725        100.00          4.47(2)         N/A       -0-       4,036,051      10,228,146
All stockholders(3)......         N/A           N/A           N/A            N/A       N/A      69,848,100     177,008,799
Optionee gains as % of
  all
  stockholder gains......         N/A           N/A           N/A            N/A       N/A            5.78%           5.78%

---------------

(1) The dollar amounts under these columns represent the potential realizable value of each grant of options assuming that the market price of the Company's Common Stock appreciates in value from the date of grant at the 5% and 10% annual rates compounded over the ten year term of the option as prescribed by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the price of the Company's Common Stock.

(2) Weighted average grant price of all stock options granted to employees in fiscal 2000.

(3) Appreciation for all stockholders is calculated using the average exercise price for all employee optionees ($4.47) granted during fiscal 2000 and using the number of shares of the Company's Common Stock outstanding on July 31, 2000 (24,846,727).

AGGREGATED STOCK OPTION/SAR EXERCISES DURING FISCAL 2000 AND STOCK OPTION/SAR VALUES AS OF JULY 31, 2000

     The following table sets forth information with respect to the Chief Executive Officer and the Named Executive Officers concerning the exercise of options during fiscal 2000 and unexercised options held as of July 31, 2000:

               AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                        AND FY-END OPTION/SAR VALUES(1)

                                                            NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                               OPTIONS/SARS AT                OPTIONS/SARS
                              SHARES                         FISCAL YEAR END (#)         AT FISCAL YEAR END ($)
                           ACQUIRED ON       VALUE       ---------------------------   ---------------------------
NAME                       EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                       ------------   ------------   -----------   -------------   -----------   -------------
Stephon L. Von Rump......        -0-            -0-        89,166         310,834        12,467         17,453
Ly-Huong T. Pham.........        -0-            -0-        63,559             -0-         9,376            -0-
Steven F. Keilen.........        -0-            -0-        38,125          76,875           -0-            -0-
Rodney S. Bond...........     31,250         82,031        72,275          62,308        10,773         10,436
Michael J. Steigerwald...        -0-            -0-        29,024          53,817         1,509          1,508
Bob R. Swem..............        -0-            -0-        77,140          40,360         9,738          9,325

---------------

(1) All options held by the Chief Executive Officer and the Named Executive Officers were granted under the 1989 Plan or the 1996 Plan. Pursuant to each of the 1989 Plan and the 1996 Plan, all options granted thereunder are immediately exercisable, however shares issued upon exercise are subject to repurchase by the Company, at the exercise price, to the extent of the number of shares that have not vested in the event that the optionee's employment terminates prior to all such optionee's option shares becoming vested. The amounts under the headings entitled "Exercisable" reflect vested options as of July 31, 2000 and the amounts under the headings entitled "Unexercisable" reflect option shares that have not vested as of July 31, 2000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries or had any relationship requiring disclosure pursuant to Item 404 of SEC Regulation S-K. No member of the Compensation Committee served on the compensation committee, or as a director, of another corporation, one of whose directors or executive officers served on the Compensation Committee of or whose executive officers served on the Company's Board of Directors.

CERTAIN TRANSACTIONS

     As of July 31, 2000, under the Company's Officer and Director Stock Loan Program, the aggregate principal amount of stock loans outstanding was $643,449. Of this balance, the Named Executive Officers had stock loans outstanding in the aggregate principal amount of $277,253. Mr. Moeller had stock loans outstanding under this program in the aggregate principal amount of $183,602.

     In October 2000, the Company entered into an agreement with Strategic Management, Inc. ("SMI") to assist the Company in developing a plan to establish the Company's video conferencing business as a independent, self-sustaining unit, and to assist the Company in assessing strategic alternatives for this business unit as part of the Company's previously disclosed efforts to restructure its business around its video network consulting services business. Pursuant to this engagement, the Company agreed to pay SMI an hourly rate for services rendered, up to a maximum of $60,000. In addition, the engagement provides additional contingent compensation to SMI if there should be consummated a transaction involving the Company's video conferencing business, including, if the business unit is sold, a fee equal to 7% of the consideration received by the Company, with a minimum fee upon a sale of $750,000, and if new investors invest in the business, a fee equal to 7% of the cash proceeds received by the Company. Gary Trimm, a director of the Company, is a principal and officer of SMI. The engagement was approved by the disinterested directors of the Company.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL AGREEMENTS

     The Company has not entered into any employment agreements with members of its senior management. However, the Company has entered into change-in-control agreements (the "Parachute Agreements") with members of its senior management, which provide that if the officer is terminated (i) by the Company other than for cause, the officer's death, retirement or disability or (ii) by the officer for "good reason," within a specified amount of time after a "change in control" of the Company (as those terms are defined in the Parachute Agreements), the Company will pay to the officer an amount (depending on the position of the officer) ranging from 1.5 to 2.99 times his or her current year's salary and will accelerate the vesting schedule of a portion of his or her unvested stock options, based on how long the officer has been employed with the Company. The Parachute Agreements also provide that the Company will pay the officer all legal fees and expenses incurred as a result of the termination and make available certain insurance benefits at the officer's expense for the one year period following the officer's termination.

                           COMPARATIVE TOTAL RETURNS

PERFORMANCE GRAPH

     The following Performance Graph shows the changes over the past five year period in the value of $100 invested in: (1) the Company's Common Stock, (2) the CRSP Total Return Index for NASDAQ Stock Market (U.S. Companies) (the "NASDAQ Composite Index"), and (3) the Common Stock of the Peer Group (as defined below) of companies whose returns are weighted according to their respective market capitalization. The values with each investment as of the beginning of each year are based on share price appreciation and the reinvestment with dividends on the respective ex-dividend dates. The Peer Group for periods preceding the Company's fiscal year ended July 31, 1997 consists of the following companies whose business, taken as a whole, resembles the Company's activities: PictureTel Corporation and CLI. Effective May 23, 1997, CLI merged with a wholly-owned subsidiary of the Company. The Peer Group for the periods ended July 31, 1997, 1998, 1999 and 2000 consists solely of the following company whose business, taken as a whole, resembles the Company's activities: PictureTel Corporation.

                              [PERFORMANCE GRAPH]

     This graph above assumes $100 invested on December 31, 1995 in the Common Stock of the Company, the NASDAQ Composite Index and the Peer Group, and was plotted using the following data:

                                         DECEMBER 31,   DECEMBER 31,    JULY 31,   JULY 31,   JULY 31,   JULY 31,
                                             1995           1996          1997       1998       1999       2000
                                         ------------   -------------   --------   --------   --------   --------
NASDAQ.................................    $100.00         $103.00      $152.00    $179.00    $256.00    $365.00
VTEL...................................    $100.00         $ 37.00      $ 31.00    $ 31.00    $ 23.00    $ 17.00
Peer Group.............................    $100.00         $ 84.00      $ 21.00    $ 20.00    $ 14.00    $ 10.00

                    RATIFICATION OF APPOINTMENT OF AUDITORS
                                    (ITEM 2)

     On March 30, 2000, PricewaterhouseCoopers LLP resigned as auditors of the Company. PricewaterhouseCoopers LLP's reports on the Company's financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of the Company's financial statements for each of the two most recent fiscal years ended July 31, 1999 and 1998, respectively, and any subsequent interim periods through the date of the resignation of PricewaterhouseCoopers LLP, there were no disagreements with PricewaterhouseCoopers LLP on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused PricewaterhouseCoopers LLP to make reference to the subject matters in their report, except as follows: PricewaterhouseCoopers LLP reported to the Company's Audit Committee at the end of fiscal year 1999 that there were disagreements related to: (1) previously recorded final acceptance revenues for certain Chinese orders; and (2) depreciation methods. These disagreements were resolved to the satisfaction of PricewaterhouseCoopers LLP prior to the issuance of their report on the fiscal year ended July 31, 1999. These matters resulted in restatements previously disclosed in the Company's Annual Report on Form 10-K for the year ended July 31, 1999 and in the Current Report on Form 8-K dated September 28, 1999. The Company authorized PricewaterhouseCoopers LLP to respond fully to the inquiries of any successor accountant concerning the subject matter of the disagreements.

     In connection with the audits of the Company's financial statements for each of the two most recent fiscal years ended July 31, 1999 and 1998, respectively, and any subsequent interim periods through the date of the resignation of PricewaterhouseCoopers LLP, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K, except that in connection with the audit of the Company's financial statements for the year ended July 31, 1999, PricewaterhouseCoopers LLP reported to the Audit Committee certain matters involving internal control and its operation that they consider to be material weaknesses under standards established by the American Institute of Certified Public Accountants. The matters reported related to certain monitoring controls surrounding the preparation and review of interim and year-end financial reports. Subsequently, management has implemented personnel and procedural changes to address the identified weaknesses.

     The Company requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Company herein, and if not, stating the respects in which it does not agree. A copy of PricewaterhouseCoopers LLP's letter to the Securities and Exchange Commission is filed as Exhibit 16 to the Company's Form 8-K filed with the Securities and Exchange Commission on April 6, 2000.

     Pursuant to the recommendation of the Audit Committee, the Board of Directors has appointed Ernst & Young LLP, independent accountants, to audit the consolidated financial statements of the Company for the year ending July 31, 2001. The Company is advised that no member of Ernst & Young LLP has any direct financial interest or material indirect financial interest in the Company or any of its subsidiaries or, during the past three years, has had any connection with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

     Ratification of this appointment shall be effective upon receiving the affirmative vote of the holders of a majority of the Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

     A representative of Ernst & Young LLP is expected to be present at the Annual Meeting of Stockholders, will have the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.

     While stockholder ratification is not required for the selection of Ernst & Young LLP since the Board of Directors has the responsibility for the selection of the Company's independent auditors, the selection is being submitted for ratification at the Annual Meeting solely with a view toward soliciting the stockholder's opinion thereon, which opinion will be taken into consideration in future deliberations.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION BY THE STOCKHOLDERS OF THIS APPOINTMENT.

                             STOCKHOLDER PROPOSALS

     Pursuant to various rules promulgated by the SEC, a stockholder that seeks to include a proposal in the Company's proxy statement and form of proxy card for the Annual Meeting of the Stockholders of the Company to be held in 2001 must timely submit such proposal in accordance with SEC Rule 14a-8 to the Company, addressed to Jay C. Peterson, Secretary, 108 Wild Basin Road, Austin, Texas 78746 no later than July 13, 2001. Further, a stockholder may not present a proposal for inclusion in the Company's proxy statement and form of proxy card related to the 2001 annual meeting and may not submit a matter for consideration at the 2001 annual meeting, regardless of whether presented for inclusion in the Company's proxy statement and form of proxy card, unless the stockholder shall have timely complied with the Company's bylaw requirements which set a notice deadline after which a stockholder will not be permitted to present a proposal at the Company's stockholder meetings. The bylaws state that in order for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the meeting a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; the name and address, as they appear on the Company's books, of the stockholder proposing such business and the name and address of the beneficial owner, if any, on whose behalf the proposal is made; the class and number of shares of the Company which are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any of whose behalf the proposal is being made; and any material interest of such stockholder of record and beneficial owner, if any, on whose behalf the proposal is made in such business. A notice given pursuant to this advance notice bylaw will not be timely with respect to the Company's 2001 meeting unless duly given by no later than October 15, 2001 and no earlier than September 15, 2001.

     With respect to business to be brought before the Annual Meeting, the Company has not received any notices from stockholders that the Company is required to include in this Proxy Statement.

                                    GENERAL

     As of the date of this Proxy Statement, the management of the Company has no knowledge of any business to be presented for consideration at the meeting other than that described above. If any other business should properly come before the meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the judgment of the persons named in such proxies.

     The cost of any solicitation of proxies by mail will be borne by the Company. Arrangements may be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to and solicitation of proxies from the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out of pocket expenses incurred by them in connection therewith Brokerage houses and other custodians, nominees and fiduciaries will, in connection with shares of Common Stock registered in their names, be requested to forward solicitation material to the beneficial owners of such shares and to secure their voting instructions. The cost of such solicitation will be borne by the Company.

     The information contained in this Proxy Statement in the sections entitled "Election of Directors -- Report From the Compensation Committee Regarding Executive Compensation" and "Comparative Total Returns" shall not be deemed incorporated by reference by any general statement incorporating by reference any information contained in this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent that the Company specifically incorporates by reference the information contained in such sections, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

                                            By Order of the Board of Directors,

                                            JAY C. PETERSON
                                            Secretary

Austin, Texas

--------------------------------------------------------------------------------

VTEL CORPORATION                 ANNUAL MEETING        CONTINUED FROM OTHER SIDE
                       DECEMBER 14, 2000 (2:00 P.M. EST)
                         KING OF PRUSSIA, PENNSYLVANIA



          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Stephen L. Von Rump as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated on the reverse side hereof, all of the shares of the Common Stock of VTEL CORPORATION (the "Company") held of record by the undersigned at the close of business on November 7, 2000, at the Annual Meeting of Shareholders to be held on December 14, 2000, and any adjournment(s) thereof.

         THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1 AND FOR PROPOSAL 2 AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY MATTERS REFERRED TO IN PROPOSAL 3.

Please execute this Proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

VTEL CORPORATION
C/O PROXY SERVICES
P.O. BOX 9142
FARMINGDALE, NY 11735

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and create an electronic voting instruction form.

VOTE BY MAIL -
Mark, sign and date your proxy card and return it in the postagepaid envelope we've provided or return to VTEL Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.


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
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                   VTELCO              KEEP THIS PORTION FOR YOUR RECORDS
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                                  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED:

VTEL CORPORATION

     DIRECTOR VOTE
     1.  Proposal to elect as directors of the Company the
         following persons to hold office for the terms                  For    Withhold   For All    To withhold authority to vote,
         specified in the Company's 2000 Annual Proxy or                 All      All      Except     mark "For All Except" and
         until their successors have been duly elected and                                            write the nominee's number on
         have qualified.                                                 [ ]      [ ]        [ ]      the line below.

         01) Richard N. Snyder, 02) Stephen L. Von Rump, 03) F.H. (Dick)                              ------------------------------
         Moeller, 04) Gordon H. Matthews, 05) T. Gary Trimm, 06) Kathleen
         A. Cote and 07) James H. Wells

     VOTE ON PROPOSALS                                                                                   For     Against     Abstain

     2.  The ratification of the Board of Directors' appointment of Ernst & Young LLP, independent       [ ]       [ ]         [ ]
         accountants, as the Company's independent auditors for the year ending July 31, 2001.

     3.  In their discretion, the proxies are authorized to vote upon such other business as may         [ ]       [ ]         [ ]
         properly come before the meeting or any adjournment(s) thereof.

                       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE




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     Signature (PLEASE SIGN WITHIN BOX)      Date                          Signature (JOINT OWNERS)                   Date
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